Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     CASCADE FINANCIAL CORPORATION
------------------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

                     CASCADE FINANCIAL CORPORATION
------------------------------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No filing fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------
(3)  Filing party:
                             N/A
------------------------------------------------------------------------------
(4)  Date filed:
                             N/A
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

                        September 16, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Cascade Financial Corporation, to be held at the Corporation's main office, 2828 Colby Avenue, Everett, Washington on Saturday, October 17, 1998 at 10:00 a.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation as well as a representative from the Corporation's independent accounting firm, KPMG Peat Marwick LLP, will be present to respond to appropriate questions of stockholders.

     Detailed information concerning our activities and operating performance during our fiscal year ended June 30, 1998 is contained in our Annual Report to Stockholders which is also enclosed.

     To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Frank M. McCord
                                   Frank M. McCord
                                   Chairman of the Board and
                                   Chief Executive Officer

                   CASCADE FINANCIAL CORPORATION
                         2828 Colby Avenue
                     Everett, Washington 98201
                          (360) 339-5500
-----------------------------------------------------------------------------

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To Be Held On October 17, 1998
-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cascade Financial Corporation ("Corporation") will be held at the Corporation's main office located at 2828 Colby Avenue, Everett, Washington on Saturday, October 17, 1998 at 10:00 a.m., for the following purposes:

          1.   To elect four directors to serve for a term of three years; and

          2. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on August 28, 1998, as the record date for determination of the stockholders entitled to vote at the meeting and any adjournments thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Russell E. Rosendal
                              RUSSELL E. ROSENDAL
                              Secretary


Everett, Washington
September 16, 1998
-----------------------------------------------------------------------------
IMPORTANT: The prompt return of proxies will save your corporation the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
-----------------------------------------------------------------------------

                          PROXY STATEMENT
                                OF
                   CASCADE FINANCIAL CORPORATION
                         2828 Colby Avenue
                    Everett, Washington  98201

-----------------------------------------------------------------------------

                  ANNUAL MEETING OF STOCKHOLDERS
                         October 17, 1998

------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cascade Financial Corporation ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation. The Annual Meeting will be held at the Corporation's main office located at 2828 Colby Avenue, Everett, Washington, on Saturday, October 17, 1998 at 10:00 a.m. The Corporation is the holding company for Cascade Bank ("Cascade" or the "Bank"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about September 16, 1998.

------------------------------------------------------------------------------
                    VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote. Stockholders of record as of the close of business on August 28, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of August 28, 1998, the Corporation had 4,213,038 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present for purposes of determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director.

     The four directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Cascade Bank ESOP. If a stockholder is a participant in the Cascade Bank, Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees.

------------------------------------------------------------------------------
            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own more than 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of August 28, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock.

     The following table sets forth, as of August 28, 1998, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each of the executive officers named in the Summary Compensation Table found below (the "named executive officers") and (c) by all executive officers and directors of the Corporation as a group.

                                  Amount and Nature of       Percent ofShares
Name                              Beneficial Ownership(a)    Outstanding
----                              -----------------------    ----------------

Beneficial Owners of More Than 5%
Arthur W. Skotdal                            256,420(b)               6.1%
Andrew Skotdal
Craig G. Skotdal
c/o Douglas A. Schafer
 Schafer Law Firm
 P.O. Box 1134
 Tacoma, WA  98401

Directors
Paull H. Shin                                  8,301                    *
Joan M. Earl                                   4,883                    *
Dwayne Lane                                   18,216                    *
Gary L. Meisner                                9,950                    *
David W. Duce                                 17,334                    *
G. Brandt Westover                            15,306                    *
Dennis R. Murphy                              22,046                    *
Ronald E. Thompson                            30,819                    *
Henry Robinett                                14,029                    *
David O'Connor                                53,619                  1.3

Named Executive Officers
Frank M. McCord**                            243,424                  5.7
C. Fredrick Safstrom**                        90,099                  2.1
Robert G. Disotell**                          76,994                  1.8
David Little                                  32,909                    *

All Executive Officers                       724,405                 16.0
   and Directors as a
   Group (17 persons)

_______________
*    Less than 1%.
**   Also a director of the Corporation and the Bank.
(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or
     funds for the    benefit of the named individuals, and other forms of
     ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under Cascade Bank's ESOP as of June 30, 1998, as to which the holders have voting power but not investment power, are included as follows: Mr. McCord, 6,102 shares; Mr. Safstrom, 4,508 shares; Mr. Disotell, 4,373 shares; Mr. Little, 0 shares; all executive officers and directors as a group, 22,872 shares. Does not include 73,128 shares held under Cascade Bank's 401(k) Plan, for which Messrs. McCord and Safstrom act as trustees. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of August 28, 1998 through the exercise of stock options granted pursuant to the Corporation's stock option plans: Mr. Shin, 5,860; Ms. Earl, 4,687; Mr. Lane, 4,687; Mr. Meisner, 4,687; Mr. Duce, 6,996; Mr. Westover, 5,998; Mr. Murphy, 11,128; Mr. Thompson, 11,128; Mr. Robinett, 3,956; Mr.
     O'Connor, 3,956; Mr. McCord, 64,936; Mr. Safstrom, 55,313; Mr. Disotell, 51,498; Mr. Little, 26,539; and all executive officers and directors as a group, 326,682.
(b) Information concerning the shares owned by the Skotdals was obtained from an amended Schedule 13D dated March 6, 1998. According to this filing, Arthur Skotdal has sole voting and dispositive power with respect to 92,397 shares and shared voting and dispositive power with respect to 164,023 shares, Andrew Skotdal has shared voting and dispositive power with respect to 79,720 shares and Craig Skotdal has shared voting and dispositive power with respect to 84,303 shares.

------------------------------------------------------------------------------
                        PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors currently consists of thirteen members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year.

     The Nominating Committee has nominated for election as directors Messrs.Robert G. Disotell, Paull H. Shin, Gary L. Meisner and Henry Robinett each for a three year term. All nominees currently serve as members of the Boards of Directors of the Corporation and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE CORPORATION.
                                  -3-

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                        Year First
                                    Positions Held      Elected or
                                    With the            Appointed     Term to
    Name                Age (a)     Corporation         Director (b)  Expire
    ----                -------     --------------      ------------  -------

                                     BOARD NOMINEES

Robert G. Disotell       43           Executive
                                      Vice President       1990        2001(c)
                                      and Director

Paull H. Shin            62           Director             1995        2001(c)

Gary L. Meisner          63           Director             1995        2001(c)

Henry Robinett           67           Director             1997        2001(c)

                             DIRECTORS CONTINUING IN OFFICE

Joan M. Earl             44           Director             1995        1999

Frank M. McCord          68           Chairman of          1986        1999
                                      the Board,
                                      Chief Executive
                                      Officer and Director

C. Fredrick Safstrom     44           President, Chief     1990        1999
                                      Operating Officer
                                      and Director

David W. Duce            39           Director             1991        1999

David O'Connor           53           Director             1997        1999

Dwayne Lane              63           Director             1995        2000

G. Brandt Westover       38           Director             1986        2000

Dennis R. Murphy         56           Vice Chairman of     1991        2000
                                      the Board

Ronald E. Thompson       49           Director             1991        2000
____________
(a)    At June 30, 1998.
(b)    Includes prior service on the Board of Directors of the Bank.
(c)    Assuming the individuals are reelected at the Annual Meeting.

            The principal occupation of each director of the Corporation is set forth below. All of the directors have held their present position for at least five years unless otherwise stated.

            DWAYNE LANE is the owner of three automobile dealerships in Everett and Arlington, Washington. Mr. Lane, an Everett native, is active in community affairs. Mr. Lane served 12 years as an Everett Port Commissioner and was a board member for Olympic Bank and Providence Hospital.

     G. BRANDT WESTOVER is a Vice President with PaineWebber Inc. in Bellevue, Washington. He was an account executive with the investment firm of Smith Barney Harris Upham, Seattle, Washington from 1987 to 1992.

     DENNIS R. MURPHY is the Dean and a Professor of Economics at Western Washington University, Bellingham, Washington. He has also served on the Citizens Advisory Board of Bellingham Public Schools, Community Problem-Solving Partnership, United Way of Whatcom County, Board of Directors Whatcom Chamber of Commerce and Industry and Bellingham Rotary. He is a resident of Bellingham, Washington.

     RONALD E. THOMPSON is the President of WRE Commercial and Property Management, Inc., Everett, Washington, a real estate sales and property management company. He is a past president of the Snohomish County-Camano Association of Realtors, a current State director of the Washington Association of Realtors, member of the Everett Rotary Club, and serves on the Board of Directors for the Mt. Baker Council Boy Scouts of America. Mr. Thompson resides in Everett, Washington.

     ROBERT G. DISOTELL has been employed by Cascade for approximately 19 years and currently serves as a Director and an Executive Vice President. As Chief Lending Officer, he is responsible for loan production. Mr. Disotell is a resident of Arlington, Washington.

     PAULL H. SHIN is a retired Professor of History at Shoreline Community College, Seattle, Washington. Dr. Shin is Chairman of Transpacific Telecommunications, Inc. and a board member of the Snohomish County United Way, YMCA and KIRO Inc., a local broadcasting company. Dr. Shin is a resident of Mukilteo, Washington.

     GARY L. MEISNER is President of Clearview Management, Inc., a management and investment services company in Everett, Washington. From 1978 to December 1996, Mr. Meisner served as President of the Small Business Center, Inc., an independent insurance agency in Everett, Washington. Prior to this position, Mr. Meisner spent 14 years in commercial and consumer banking. Mr. Meisner is a graduate of Wayne State College and the Pacific Coast Banking School. Mr. Meisner is active in community affairs.

     HENRY ROBINETT is general partner of Boyden, Robinett & Assoc. L.P. and was a founding director of American First National Bank in 1984. Mr. Robinett is active in real estate development in Snohomish County and is very involved in community activities.

     JOAN M. EARL is the Deputy County Executive for Snohomish County. Formerly, Ms. Earl was the City Manager of Mill Creek, Washington and the Budget Director and Fiscal Officer for Kitsap County, Washington. Ms. Earl is active in community affairs and is a board member of the Camp Fire Boys and Girls of Snohomish County and Snohomish County United Way.

     FRANK M. MCCORD, C.P.A. became Chairman of the Board of Directors, President and Chief Executive Officer of the Bank in 1990. Mr. McCord was the Managing Partner of KPMG Peat Marwick LLP, Seattle, Washington office until his retirement in 1986. In addition to his responsibilities to the Corporation, Mr. McCord is Co-Chairman of the Snohomish County United Way, a director of the Everett Area Chamber of Commerce and serves as its Chairman, the Everett Performing Arts Association, and Housing Hope, a local housing agency. Mr. McCord also serves as a Director of Horizon/CMS Healthcare Corporation, a publicly-held company listed on the New York Stock Exchange, which is one of the largest diversified healthcare providers in the United States. Mr. McCord has previously served as President of the Evergreen Area Council of Boy Scouts of America, Treasurer of the United Way of King County, Trustee of Seattle University, a Fellow of Seattle Pacific University, Treasurer of the Washington Society of Certified Public Accountants, and a Director of the Seattle Chamber of Commerce.

     C. FREDRICK SAFSTROM joined Cascade in 1976 and has managed several areas including branch management, secondary marketing, loan underwriting and regulatory compliance. In June 1990 Mr. Safstrom was elected to the Board of Directors and in December 1991 was elected President. Mr. Safstrom is a trustee and the treasurer of the Snohomish County YMCA, a board member of the Snohomish County Investment Plan Corporation, a director of the Everett Public Schools Foundation, a member of the Everett Rotary, and is active in various housing related boards and committees.

     DAVID W. DUCE is a practicing attorney with Duce, Bastian, Peterson and Zielke in Everett, Washington. He has also served as a volunteer attorney at Snohomish County Legal Services, a Bishop in the Church of Jesus Christ Latter Day Saints, and a former member of Senator Henry M. Jackson's Washington, D.C. staff.

     DAVID O'CONNOR is Co-Owner of Mobile Country Club in Everett Washington, and was a founding director of American First National Bank. Mr. O'Connor was Co-Owner of O'Connor & Oehler Construction Inc. from 1974 to 1996 and continues in his development business. Mr. O'Connor is a member of the Master Builders Association and the Manufactured Housing Communities of Washington.

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 1998, the Board of Directors of the Corporation and the Bank held 6 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

     The Board of Directors of the Corporation and the Bank has an Audit and Finance Committee consisting of Messrs. Murphy (Chairman), Robinett, Meisner and Thompson. The purpose of the Committee is to provide direction and oversight to the Internal Auditor and bears responsibility for the audit function and reviews the examination of the Bank by federal and state regulatory authorities and the audit by the independent auditing firm. The Audit and Finance Committee meets at least quarterly and met 6 times during the 1998 fiscal year.

     The Board of Directors has a Compensation and Personnel Committee consisting of Messrs. Duce (Chairman), Lane, Shin and Earl, all of whom are outside directors. This committee is responsible for reviewing the compensation policies of the Corporation and the Bank, approving compensation of executive officers, and recommending the granting of stock options. The committee met six times during the 1998 fiscal year.

     In connection with the Annual Meeting and selection of the management nominees for election as directors, the Board of Directors of the Corporation acts as a nominating committee for selecting the management nominees for election as directors. The Board of Directors of the Corporation held one meeting in its capacity as the nominating committee during fiscal 1998 in order to nominate the individuals for election at the Annual Meeting.

Directors' Compensation

     Outside members of the Board of Directors receive a retainer of $7,500 per year. Except for outside members of the executive committee, who receive a retainer of $2,000 plus 150 shares of Common Stock per year, outside members of the board receive a fee of $200 for each committee meeting attended other than on a day of a regular board meeting. Committee chairmen receive $3,000 plus 150 shares of Common Stock per year instead of per meeting fees.

------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Corporation for the year ended June 30, 1998 and those executive officers of the Corporation who received salary and bonus in excess of $100,000 during the year ended June 30, 1998.

                               Annual Compensation
                       -----------------------------------------
                                                     Other
                                                     Annual       All Other
Name and                                             Compen-      Compen-
Position             Year     Salary($)   Bonus($)  sation($)(1)  sation($)(2)
---------            ----     ---------   --------  ------------  ------------
Frank M. McCord      1998     $118,680   $25,286          --      $  6,720
 Chief Executive     1997      118,680    48,368          --         4,994
 Officer             1996      103,200    39,088          --         6,623


C. Fredrick Safstrom 1998       83,016    19,453          --        13,459
 President           1997       83,016    38,826          --         9,246
                     1996       77,440    34,538          --        11,909

Robert G. Disotell   1998       83,016    36,109          --         8,919
 Executive Vice      1997       83,016    30,780          --         8,025
 President           1996       77,190    30,890          --         9,929

David Little (3)     1998       65,816    50,804          --        4,643
  Executive Vice
  President
_______________
(1) Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(2) All Other Compensation for fiscal year 1998 includes the following: for Mr. McCord, employer contribution to 401(k) Plan of $3,108 and ESOP contribution of $3,612; for Mr. Safstrom, cash distribution of accrued leave of $8,301 pursuant to executive's election, employer contribution to 401(k) Plan of $1,110, ESOP contribution of $2,780, and employer contribution to employee stock purchase plan of $1,268; for Mr. Disotell, cash distribution of accrued leave of $3,799 pursuant to executive's election, employer contribution to 401(k) Plan of $2,036, and ESOP contribution of $3,084; for Mr. Little, employer contribution to 401(k)
Plan of $2,991 and ESOP contribution of $1,652.
(3) Mr. Little joined the Corporation on August 1, 1997 in connection with the Corporation's acquisition of AmFirst Bancorporation.

     Option Exercise/Value Table. The following table sets forth information with respect to options exercised during the fiscal year ended June 30, 1998 and remaining unexercised at the end of the fiscal year for the named executive officers.

                                                                               Value of Unexercised
                                                Number of Securities           In-the-Money Options
                    Shares                      Underlying Unexercised Options at Fiscal Year End($)(1)
                    Acquired on   Value         ------------------------------ --------------------------
Name                Exercise (#)  Realized($)   Exercisable  Unexercisable     Exercisable  Unexercisable
----                ------------  -----------   -----------  -------------     -----------  -------------
Frank M. McCord          --           --             64,936       --              $839,622        --
C. Fredrick Safstrom     --           --             55,313       --               715,197        --
Robert G. Disotell       --           --             51,498       --               665,869        --
David Little             --           --             26,539       --               343,149        --

___________________
(1) The value of unexercised in-the-money options is calculated using a fair market value of $14.50 as of June 30, 1998, based on the last known trade on or before such date. Options have been adjusted for stock dividends.

       Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation and Personnel Committee

       Under rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executive officers of the Bank and Corporation. The Compensation and Personnel Committee of the Board of Directors establishes and administers policies that govern executive compensation for the Corporation, nominates corporate officers, and makes awards of stock options to key bank employees. The Committee evaluates the individual performance of the Chief Executive Officer, the Chief Operating Officer and President, and the Chief Financial Officer of the Corporation and establishes individual compensation levels for each of these officers. The Committee interviews all executive officers of the bank and retains final authority to set individual compensation levels for the executive officers.

       The executive compensation policies of the Corporation are designed to reflect the attainment of short and long-term financial performance goals and to enhance the ability of Corporation to attract and retain qualified executive officers. The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives. These factors include the performance of the Corporation overall, the responsibilities assigned to each executive, and the performance of assigned responsibilities by each executive during the year.

       Base salary. The Corporation's compensation plan involves a combination of salary (cash and/or restricted stock), and cash and /or restricted stock bonuses in regard short-term performance. Base salary levels are designed to be competitive with the banking industry based on a peer group analysis of Washington State financial institutions. Specifically, the Committee reviews the Washington Savings League's compensation report of senior banking executives. Given the Corporation's performance and size, the Committee concluded that base salaries of executive officers should be increased for fiscal 1999 by 10%.

       Bonus program. An incentive bonus plan is in effect for the executive officers of the Corporation that is designed to compensate for performance. The plan is designed to provide for a bonus pool to be shared by the Chief Executive Officer, President, and Chief Financial Officer based on net earnings of the Corporation above increasing predetermined annual targets. For the year ended June 30, 1997 the bonus pool was $27,000 and for the year ended June 30, 1998 the bonus pool was $81,750. Bonuses for the year ended June 30, 1998 will be paid in quarterly installments beginning in October 1998. The allocation of the bonus among the executive officers is based on the Committees evaluation of individual performance.

       Option grants. The Committee selects employees who will receive stock options and determines the number to be granted. Stock option grants are designed to provide long-term incentives for key employees. The Committee grants options throughout each year. The Committee granted options to purchase 10,000 and 5,000 shares to the President and Chief Financial Officer, respectively in July 1998. These grants were made at current market prices under the rules of the 1997 Stock Option Plan. No options were granted to executive officers whose compensation is set by the Committee for Fiscal 1997.

       Compensation of the Chief Executive Officer. For the year ended June 30, 1998, the base salary of Frank M. McCord, Chairman and Chief Executive Officer of the Bank and Cascade Financial Corporation was $118,680. In addition he received $25,286 in deferred bonuses for the fiscal year ended June 30, 1997. He was also credited with $6,720 in compensation relating to his 401(k) and ESOP accounts. Mr. McCord's performance bonus reflected the attainment of the specific performance criteria for the 1998 fiscal year established by the Board of Directors. The Committee believes that Mr. McCord's compensation is appropriate based on the Corporation's overall performance.

                                  Compensation and Personnel Committee

                                  David W. Duce (Chairman)
                                  Dwayne Lane
                                  Paull H. Shin
                                  Joan Earl

Performance Graph

  The following graph compares the Corporation's cumulative stockholder return on its Common Stock with the return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq's Financial Index. Total return assumes the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL*

                          [Graph appears here]

                              6/30/93 6/30/94 6/30/95 6/30/96 6/30/97 6/30/98
                              ------- ------- ------- ------- ------- -------
Cascade Financial Corporation  100.00  172.73  241.48  279.65  321.82  402.27
Nasdaq (U.S. Stock) Index      100.00  100.96  134.77  173.03  210.38  277.69
Nasdaq Financial Index         100.00  112.89  129.06  167.99  245.73  318.85

* Assumes that the value of the investment in the Corporation's Common Stock and each index was $100 on June 30, 1993, and that all dividends were reinvested.

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                 COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

       Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended June 30, 1998 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

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                         TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

       As required by federal regulations, all loans or extensions by the Bank of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (except for loans made pursuant to programs generally available to all employees) and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

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                                  AUDITORS
------------------------------------------------------------------------------

       The Board of Directors has appointed KPMG Peat Marwick, LLP, independent public accountants, to serve as the Corporation's auditors for the fiscal year ending June 30, 1999. A representative of KPMG Peat Marwick, LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

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                                  OTHER MATTERS
------------------------------------------------------------------------------

       The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Annual Meeting.

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                                STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------


       In order to be eligible for inclusion in the Corporation's proxy materials for the 1999 annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 2828 Colby Avenue, Everett, Washington 98201 no later than May 19, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

       The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. Based on the date of the 1998 Annual Meeting, the Corporation anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 1999 Annual Meeting must be made by September 17, 1999. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

------------------------------------------------------------------------------
                                MISCELLANEOUS
------------------------------------------------------------------------------

       The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Corporation's Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation and Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

       The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on August 28, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

       A copy of the Form 10-K as filed with the Securities and Exchange Commission will be furnished without charge to stockholders of record as of August 28, 1998 upon written request to Russell E. Rosendal, Secretary, Cascade Financial Corporation, 2828 Colby Avenue, Everett, Washington 98201. Reports, proxy statements and other information filed by the Corporation are also available on the Internet at the Securities and Exchange Commission's World Wide Web site at http://www.sec.gov.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/RUSSELL E. ROSENDAL
                                RUSSELL E. ROSENDAL
                                Secretary

Everett, Washington
September 16, 1998

                             REVOCABLE PROXY
                      CASCADE FINANCIAL CORPORATION

------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                             October 17, 1998
------------------------------------------------------------------------------

       The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Cascade Financial Corporation ("Corporation"), Everett, Washington, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Corporation's main office located at 2828 Colby Avenue, Everett, Washington, on Saturday, October 17, 1998, at 10:00 a.m., and at any and all adjournments thereof, as follows:

                                                   FOR       VOTE WITHHELD
                                                   ---       -------------

1.          The election as directors
            of all nominees listed below           [ ]           [ ]
            (except as marked to the
            contrary below).

            Robert G. Disotell
            Paull H. Shin
            Gary L. Meisner
            Henry Robinett

            INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name on the line below.

            -----------------------

            -----------------------

            -----------------------

            -----------------------

2.          In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposition.
------------------------------------------------------------------------------
This proxy will be voted as directed, but if no instructions are specified this proxy will be voted "for" the proposal stated. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the board of directors to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the annual meeting.
------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this Proxy, of the Notice of the Annual Meeting of Stockholders, a Proxy Statement dated September 16, 1998 and the 1998 Annual Report to Stockholders.

Dated: _________________, 1998

_________________________                 __________________________
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER

_________________________                 _________________________
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor,administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the presidentor other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only onesignature is required.

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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PAIDENVELOPE.
------------------------------------------------------------------------------